UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): July 20, 2017

OFFICE DEPOT, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-10948	59-2663954
(State or other jurisdiction of incorporation or organization)	Commission File number	(I.R.S. Employer Identification No.)

6600 North Military Trail, Boca Raton, Florida	33496
(Address of principal executive offices)	(Zip Code)

(561) 438-4800

(Registrant’s telephone number, including area code)

Former name or former address, if changed since last report: N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

2017 Long-Term Incentive Plan

At Office Depot, Inc.’s (the “Company” or “Office Depot”) 2017 Annual Meeting of Stockholders held on July 20, 2017 (the “Annual Meeting”), stockholders of the Company approved the Company’s 2017 Long-Term Incentive Plan (the “2017 Plan”), which will replace the Company’s 2015 Long-Term Incentive Plan (the “2015 Plan” and together with Office Depot, Inc. 2007 Long-Term Incentive Plan and the 2003 OfficeMax Incentive and Performance Plan, the “Prior Plans”) for future grants to certain employees, directors, consultants, advisors and other persons who perform services for Office Depot and its subsidiaries. The Company’s board of directors unanimously approved the 2017 Plan on June 1, 2017, subject to stockholder approval. The results of the stockholder vote on the 2017 Plan are set forth further below under Item 5.07 of this Current Report on Form 8-K.

The 2017 Plan which became effective upon stockholder approval at the Annual Meeting (the “Plan Effective Date”) provides for the grant of performance shares, performance units, restricted stock, RSUs, NQSOs, ISOs, SARs and other awards to eligible participants. ISOs may be granted only to employees of Office Depot or its subsidiaries. Subject to adjustment, the aggregate number of shares of Company common stock that are available for issuance pursuant to awards granted under the 2017 Plan is thirty-six million (36,000,000). The shares issued pursuant to awards under the 2017 Plan will be made available from shares currently authorized but unissued or shares currently held (or subsequently acquired) by the Company as treasury shares, including shares purchased in the open market or in private transactions.

The 2017 Plan will be administered by the Compensation Committee or such other committee consisting of two or more independent members of the Office Depot board of directors as may be appointed by the board to administer the 2017 Plan (the “Committee”). The Committee will determine the individuals to whom awards will be granted, the number of shares subject to an award, and the other terms and conditions of an award.

No additional awards shall be granted under the 2015 Plan after the Plan Effective Date, and all remaining shares available for grant under the 2015 Plan were cancelled on the Plan Effective Date. No additional awards have been granted under the Office Depot, Inc. 2007 Long-Term Incentive Plan (the “2007 Plan”) and 2003 OfficeMax Incentive and Performance Plan (the “2003 OMIPP”) since the Company’s stockholders approved the 2015 Plan on April 25, 2015; all remaining shares available for grant under the 2007 Plan and 2003 OMIPP were cancelled at that time. Outstanding awards under the Prior Plans shall continue to be to be governed by the Prior Plans and the agreements under which they were granted.

This summary of the 2017 Plan is subject to and is qualified in its entirety by reference to the full text of the 2017 Plan, which is set forth in Exhibit 99.1 to the Company’s Registration Statement on Form S-8 filed with the Commission on July 20, 2017 (the “Form S-8”) and is incorporated herein by reference.

Copies of the form of restricted stock agreement (directors), form of restricted stock unit agreement (directors), form of restricted stock unit agreement (executives), form of AOI performance share award agreement (executives) and form of TSR performance share award agreement (executives) under the 2017 Plan are set forth as Exhibits 99.2, 99.3, 99.4, 99.5 and 99.6 to the Form S-8 and are incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

On July 20, 2017, the Company held its Annual Meeting. As of the record date, there were 518,385,043 common shares entitled to one vote per share. Results of votes with respect to proposals submitted at that meeting are as follows:

1.	To elect eight (8) members of the Company’s board of directors to serve until the next annual meeting, until their successors have been elected and qualified, or until their resignation or removal. Our stockholders voted to elect all eight members to serve as directors. Votes recorded, by nominee, were as follows:

Name	For	Against	Abstain	Broker Non-Votes
Gerry P. Smith	443,376,087	322,484	159,082	39,944,220
Kristin A. Campbell	441,848,341	1,849,767	159,545	39,944,220
Cynthia T. Jamison	410,392,323	33,305,854	159,476	39,944,220
V. James Marino	411,315,121	32,379,904	162,628	39,944,220
Francesca Ruiz de Luzuriaga	443,370,747	325,045	161,861	39,944,220
David M. Szymanski	411,211,740	32,484,480	161,433	39,944,220
Nigel Travis	443,366,293	328,811	162,549	39,944,220
Joseph Vassalluzzo	443,337,255	347,506	172,892	39,944,220

2.	To ratify the Audit Committee’s appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the current year. The Company’s stockholders voted to approve this proposal with 480,665,527 votes for and 2,948,269 votes against. There were 188,077 abstentions.

3.	To approve the Office Depot, Inc. 2017 Long-Term Incentive Plan. The Company’s stockholders voted to approve this proposal with 422,137,646 votes for and 21,094,977 votes against. There were 625,030 abstentions and 39,944,220 broker non-votes.

4.	To hold an advisory vote on the compensation of the Company’s named executive officers. The Company’s stockholders voted to approve this proposal with 371,403,715 votes for and 71,871,888 votes against. There were 582,050 abstentions and 39,944,220 broker non-votes.

5.	To hold an advisory vote on the frequency of holding an advisory vote on the compensation of the Company’s named executive officers. The Company’s stockholders voted 358,200,765 votes for “One Year,” 215,250 votes for “Two Years” and 84,859,372 votes for “Three Years”. There were 582,266 abstentions and 39,944,220 broker non-votes. The Company will hold an advisory vote on the compensation of the Company’s named executive officers every “One Year.”

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit 10.1	Office Depot, Inc. 2017 Long-Term Incentive Plan (Incorporated by reference from Exhibit 99.1 of Office Depot, Inc.’s Registration Statement on Form S-8, filed with the Securities and Exchange Commission on July 20, 2017).

Exhibit 10.2	Form of Restricted Stock Agreement (Directors) (Incorporated by reference from Exhibit 99.2 of Office Depot, Inc.’s Registration Statement on Form S-8, filed with the Securities and Exchange Commission on July 20, 2017).

Exhibit 10.3	Form of Restricted Stock Unit Agreement (Directors) (Incorporated by reference from Exhibit 99.3 of Office Depot, Inc.’s Registration Statement on Form S-8, filed with the Securities and Exchange Commission on July 20, 2017).

Exhibit 10.4	Form of Restricted Stock Unit Agreement (Executives) (Incorporated by reference from Exhibit 99.4 of Office Depot, Inc.’s Registration Statement on Form S-8, filed with the Securities and Exchange Commission on July 20, 2017).

Exhibit 10.5	Form of AOI Performance Share Award Agreement (Executives) (Incorporated by reference from Exhibit 99.5 of Office Depot, Inc.’s Registration Statement on Form S-8, filed with the Securities and Exchange Commission on July 20, 2017).

Exhibit 10.6	Form of TSR Performance Share Award Agreement (Executives) (Incorporated by reference from Exhibit 99.6 of Office Depot, Inc.’s Registration Statement on Form S-8, filed with the Securities and Exchange Commission on July 20, 2017).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OFFICE DEPOT, INC.
Date: July 20, 2017
	By:	/s/ Stephen R. Calkins
Stephen R. Calkins
Executive Vice President, Chief Legal Officer & Corporate Secretary

EXHIBIT INDEX

Exhibit Number	Description
Exhibit 10.1	Office Depot, Inc. 2017 Long-Term Incentive Plan (Incorporated by reference from Exhibit 99.1 of Office Depot, Inc.’s Registration Statement on Form S-8, filed with the Securities and Exchange Commission on July 20, 2017).

Exhibit 10.2	Form of Restricted Stock Agreement (Directors) (Incorporated by reference from Exhibit 99.2 of Office Depot, Inc.’s Registration Statement on Form S-8, filed with the Securities and Exchange Commission on July 20, 2017).

Exhibit 10.3	Form of Restricted Stock Unit Agreement (Directors) (Incorporated by reference from Exhibit 99.3 of Office Depot, Inc.’s Registration Statement on Form S-8, filed with the Securities and Exchange Commission on July 20, 2017).

Exhibit 10.4	Form of Restricted Stock Unit Agreement (Executives) (Incorporated by reference from Exhibit 99.4 of Office Depot, Inc.’s Registration Statement on Form S-8, filed with the Securities and Exchange Commission on July 20, 2017).

Exhibit 10.5	Form of AOI Performance Share Award Agreement (Executives) (Incorporated by reference from Exhibit 99.5 of Office Depot, Inc.’s Registration Statement on Form S-8, filed with the Securities and Exchange Commission on July 20, 2017).

Exhibit 10.6	Form of TSR Performance Share Award Agreement (Executives) (Incorporated by reference from Exhibit 99.6 of Office Depot, Inc.’s Registration Statement on Form S-8, filed with the Securities and Exchange Commission on July 20, 2017).